OPTIMUM FUND TRUST

Optimum Fixed Income Fund
(the "Fund")

Supplement to the Fund’s Prospectus
dated July 29, 2013

On December 11, 2013, the Board of Trustees of the Fund voted to add Delaware Management Company’s diversified floating-rate investment strategy and Pacific Investment Management Company LLC’s low duration investment strategy to the Fund’s principal investment strategies as noted below. It is currently intended that Fund assets will begin to be allocated to these two new investment strategies by mid-to-late January 2014.  In connection therewith, the following replaces the information in the section of the Fund's Prospectus entitled "Fund summaries – Optimum Fixed Income Fund – What are the Fund’s principal investment strategies?”:

What are the Fund's principal investment strategies?

Under normal circumstances, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes) in fixed income securities. This policy may be changed only upon 60 days' prior notice to shareholders. The Fund focuses on securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, corporate debt securities, taxable and tax-exempt municipal securities, and mortgage-backed and asset-backed securities.

The Fund invests primarily in investment grade fixed income securities (that is, those rated BBB- or higher by Standard & Poor's Ratings Services (S&P), Baa3 or higher by Moody's Investors Service, Inc. (Moody's), or similarly rated by another nationally recognized statistical rating organization (NRSRO), or, if unrated, those determined by Delaware Management Company (Manager) or a sub-adviser to be of comparable quality.

The Fund may also invest in high yield securities (commonly known as junk bonds) rated lower than BBB- by S&P, lower than Baa3 by Moody's, or similarly rated by another NRSRO, or, if unrated, determined by the Manager or the sub-adviser to be of comparable quality. The Fund may invest in securities denominated in foreign currencies and U.S. dollar-denominated securities of foreign issuers. The Fund may also invest in bank loans and other floating-rate securities, preferred stocks, and structured product securities. In keeping with the Fund's investment objective, the Fund may also invest in futures, options, credit default swaps, and other derivative instruments. The Fund may purchase individual securities of any maturity.

The Manager has selected Pacific Investment Management Company LLC ("PIMCO") to serve as the Fund's sub-adviser. The sub-adviser is responsible for the day-to-day investment management of the portion of the Fund's assets that the Manager allocates to the sub-adviser. The Manager also is responsible for the day-to-day investment management of a portion of the Fund's assets. Within their respective portions of Fund assets, both the Manager and PIMCO each manage an intermediate-term fixed income strategy. In addition, the Manager invests a portion of the Fund’s assets in its diversified floating-rate strategy, and PIMCO manages a portion of its Fund assets in its low duration strategy. The Manager may change the allocation between the Manager and sub-adviser and the various strategies noted herein at any time. The relative values of the Manager's and sub-adviser's share of the Fund's assets also may change over time. The Manager and the sub-adviser each select investments for their respective portions of the Fund based on their own investment style and strategy as described below.

In managing its intermediate-term portion of the Fund's assets, the Manager allocates investments principally among the following four sectors of the fixed income securities market: (1) the U.S. investment grade sector; (2) the U.S. high yield sector; (3) the international developed markets sector; and (4) the emerging markets sector. The Manager determines how much to allocate to each of these sectors based on its evaluation of economic and market conditions and its assessment of the returns and potential for appreciation that can be achieved from investments in each of the sectors.

In managing its diversified floating-rate portion of the Fund's assets, the Manager principally invests in a diversified group of floating-rate securities, including but not limited to, investment grade corporate bonds, bank loans, high yield bonds, nonagency mortgage-backed securities, asset-backed securities, securities issued or guaranteed by the U.S. government, municipal bonds, and securities of foreign issuers in both developed and emerging markets. These floating-rate securities generally pay interest at rates that adjust whenever a specified interest rate changes and / or is reset on predetermined dates (such as the last day of a month or calendar quarter). Derivative instruments may also be utilized to effectively convert the fixed-rate interest payments from a group of certain Fund portfolio securities into floating-rate interest payments. Currently, the average duration of the Manager’s diversified floating-rate portion of the Fund will generally not exceed one year. The average duration for the Manager’s diversified floating-rate strategy will normally be lower than the Manager’s intermediate-term strategy.

In selecting securities for both its intermediate-term and low duration portions of the Fund, PIMCO develops an outlook for interest rates, currency exchange rates and the economy; analyzes credit and call risks, and uses other security selection techniques. The proportion of the Fund's assets committed to investment in securities with particular characteristics (such as quality, sector, interest rate or maturity) varies based on PIMCO's outlook for the U.S. economy and the economies of other countries in the world, the financial markets and other factors.

PIMCO attempts to identify areas of the bond market that are undervalued relative to the rest of the market. PIMCO identifies these areas by grouping bonds into sectors such as money markets, governments, corporates, mortgages, asset-backed and international. Sophisticated proprietary software then assists in evaluating sectors and pricing specific securities. Once investment opportunities are identified, PIMCO will shift assets among sectors depending upon changes in relative valuations and credit spreads. There is no guarantee that PIMCO's security selection techniques will produce the desired results.

Although PIMCO utilizes the above investment philosophy and process across all of the assets it manages for the Fund, the low duration portion of the assets that PIMCO manages will normally have a lower average duration than its intermediate-term portion of the Fund. Currently, PIMCO’s low duration portion of its Fund assets has an average duration which ranges from one to three years based on PIMCO’s forecast for interest rates.

Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates. The shorter a security’s duration, the less sensitive it will be to changes in interest rates.

In response to market, economic, political, or other conditions, the Manager or the sub-adviser may temporarily use a different investment strategy for defensive purposes. If the Manager or the sub-adviser does so, different factors could affect the Fund's performance and the Fund may not achieve its investment objective. The Fund's investment objective is nonfundamental and may be changed without shareholder approval. However, the Fund's Board of Trustees (Board) must approve any changes to nonfundamental investment objectives, and the Fund will notify shareholders at least 60 days prior to a material change in the Fund's objective.

In connection with the investment strategy additions noted above, the following information is added to the section of the Fund's Prospectus entitled "Fund summaries – Optimum Fixed Income Fund – What are the principal risks of investing in the Fund?”:

Bank loans and other indebtednessrisk — The risk that the portfolio will not receive payment of principal, interest, and other amounts due in connection with these investments and will depend primarily on the financial condition of the borrower and the lending institution.

In connection with the investment strategy additions noted above, the following information is added to the section of the Fund's Prospectus entitled "More information on the Funds’ risks and portfolio holdings – Fixed Income Risk”:

Bank loans and other indebtednessrisk — The risk that the portfolio will not receive payment of principal, interest, and other amounts due in connection with these investments and will depend primarily on the financial condition of the borrower and the lending institution. Bank loans are an interest in a loan or other direct indebtedness, such as an assignment, that entitles the acquirer of such interest to payments of interest, principal, and/or other amounts due under the structure of the loan or other direct indebtedness. In addition to being structured as secured or unsecured loans, such investments could be structured as novations or assignments, or represent trade or other claims owed by a company to a supplier. Some investments in bank loans may also include a "Libor floor." Bank loans with Libor floors generally ensure investors a minimum level of coupon payment, but the coupon rates for these types of securities may not adjust upward as quickly when rates rise since the coupon rate only adjusts when rates go higher than the applied Libor floor.

Investments in the Fund are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46 008 583 542 and its holding companies, including their subsidiaries or related companies (the “Macquarie Group”), and are subject to investment risk, including possible delays in repayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of the Fund, the repayment of capital from the Fund, or any particular rate of return.

Please keep this Supplement for future reference.

This Supplement is dated December 23, 2013.